SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 7, 2002



                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                          000-30451                     88-0429856
---------------                -------------------             -----------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                      Number)



               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)



Registrant's telephone number, including area code:  (865) 765-0709 not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         This Report amends the Report on Form 8-K dated September 24, 2002 to reflect the filing of Exhibit 16.1 pursuant to the disclosure contained in Item
4. thereof.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

16.1 Letter from Rodefer, Moss & Co, PLLC regarding change in certifying accountants *

*        filed herewith




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Eline Entertainment Group, Inc.


Date: October 7, 2002                    By: /s/ Barry A. Rothman
                                             --------------------
                                             Barry A. Rothman, President